UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2020

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

125 Highway 515 East, Blairsville, Georgia	30512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (706) 781-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	UCBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 3, 2020, United Community Banks, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and Keefe, Bruyette & Woods, Inc., as representative of the underwriters listed in Schedule A thereto (collectively, the “Underwriters”), providing for, among other things, the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 4,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1000th interest in a share of 6.875% Non-Cumulative Preferred Stock, Series I (the “Preferred Stock”), $1.00 par value, with a liquidation preference of $25,000 per share (equivalent to $25 per depositary share). The Underwriting Agreement includes customary representations, warranties and covenants by the Company, indemnification rights and obligations of the parties and termination provisions.

The Depositary Shares are being offered and sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-224367), which was filed with the Securities and Exchange Commission (“SEC”) on April 20, 2018 (the “Registration Statement”), as post-effectively amended on June 3, 2020.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference herein and into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated June 3, 2020, between the Company and Keefe, Bruyette & Woods, Inc., as representative of the underwriters listed in Schedule A thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Melinda Davis Lux
Name: Melinda Davis Lux
Title: General Counsel and Corporate Secretary

Date: June 8, 2020